Exhibit 10.32.4

EXECUTION

AMENDMENT NO. 4 TO

MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Master Repurchase Agreement, dated as of February 26, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”) and LOANDEPOT.COM, LLC (the “Seller”).

RECITALS

The Administrative Agent, the Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of March 10, 2017 (as amended by Amendment No. 1, dated as of August 11, 2017, Amendment No. 2, dated as of January 31, 2018, and Amendment No. 3, dated as of April 8, 2019, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the first sentence of such section in its entirety and replacing it with the following:

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings; provided that any terms used but not otherwise defined herein shall have the meanings given to them in the Pricing Side Letter:

SECTION 2. Covenants. Section 14 of the Existing Repurchase Agreement is hereby amended by deleting subsection (cc) in its entirety and replacing it with the following:

(cc) Magnetar Agreement. Seller shall not amend, restate or otherwise modify the Magnetar Agreement in any manner without first seeking the prior written consent of Administrative Agent; provided that if the Administrative Agent fails to consent to such amendment, then such amendment shall not, by itself, result in an Event of Default, but instead shall cause the Indebtedness under the Magnetar Agreement to no longer satisfy the definition of Subordinated Debt.

SECTION 3. Reports. Section 17 of the Existing Repurchase Agreement is hereby amended by adding the following new subsection (g) at the end thereof:

g. Borrowing Base Deficiency Report. Within one (1) Business Day of the occurrence of a Borrowing Base Deficiency, Seller shall deliver to Administrative Agent notice of the existence of such Borrowing Base Deficiency, and upon the cure of such Borrowing Base Deficiency, Seller shall deliver a notice of such cure to Administrative Agent.

SECTION 4. Amendment Termination Date. The amendments set forth in Section 2 and Section 3 hereof shall automatically terminate on April 6, 2020 (the “Amendment Termination Date”). On the Amendment Termination Date, the terms of the Repurchase Agreement in effect immediately prior to the execution of this Amendment, as it relates to the amendments effected by Sections 2 and 3 above, shall be reinstated automatically without further action or consent by the parties hereto

SECTION 5. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, Buyer, and the Seller;

(b) Amendment No. 9 to Pricing Side Letter, executed and delivered by the duly authorized officers of the Administrative Agent, Buyer and the Seller; and

(c) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 6. Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s part to be observed or performed, and that no Event of Default has occurred or is continuing, and Seller hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that electronically imaged signatures such as .pdf files constitute original signatures and are binding on all parties.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

CREDIT SUISSE AG, Cayman Islands Branch, as a Buyer

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 4 to Master Repurchase Agreement

LOANDEPOT.COM, LLC, as Seller

By:
Name: Patrick Flanagan
Title: Chief Financial Officer

Signature Page to Amendment No. 4 to Master Repurchase Agreement